Exhibit 28.q
POWER OF ATTORNEY
WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is the Trustee of the Trust.
NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina Tantra, and Scott Englehart, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of July, 2011.

/s/ Steven Sutermeister
Steven Sutermeister
Trustee

STATE OF Ohio	)
	)	ss:
COUNTY OF Franklin	)
     Before me, a Notary Public in and for said county and state, personally appeared the above named Steven Sutermeister, who acknowledged that he did sign the foregoing instrument and that the same is their free act and deed.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 21st day of July, 2011.

/s/ Dina Tantra
Notary Public

My Commission Expires: Never

POWER OF ATTORNEY
WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is the Trustee of the Trust.
NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina Tantra, and Scott Englehart, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of July, 2011.

/s/ Michael Van Buskirk
Michael Van Buskirk
Trustee

STATE OF Ohio	) )	ss:
COUNTY OF Franklin	)
     Before me, a Notary Public in and for said county and state, personally appeared the above named Michael Van Buskirk who acknowledged that he did sign the foregoing instrument and that the same is their free act and deed.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 21st day of July, 2011.

/s/ Dina Tantra
Notary Public

     My Commission Expires: Never

POWER OF ATTORNEY
WHEREAS, Advisers Investment Trust, an Ohio business trust organized under the laws of the State of Ohio, periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and
WHEREAS, the undersigned is the Trustee of the Trust.
NOW THEREFORE, Advisers Investment Trust hereby constitutes and appoints Michael V. Wible, Dina Tantra, and Scott Englehart, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to Advisers Investment Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of July, 2011.

/s/ D’Ray Moore Rice
D’Ray Moore Rice
Trustee

STATE OF Ohio	)
	)	ss:
COUNTY OF Franklin	)
     Before me, a Notary Public in and for said county and state, personally appeared the above named D’Ray Moore Rice, who acknowledged that she did sign the foregoing instrument and that the same is their free act and deed.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 21st day of July, 2011.

/s/ Dina Tantra
Notary Public

My Commission Expires: Never